The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the mortgage loans provided by Centex Home Equity Company, LLC ("Centex") and its affiliates. Neither Centex nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup™s Syndicate Desk at (212) 723-6171.

Citigroup is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

Subject to Revision

Term Sheet dated September 2, 2003

$850,000,000

(Approximate)

CENTEX HOME EQUITY LOAN TRUST 2003-C

Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C

Centex Home Equity Company, LLC

Originator and Servicer

CHEC Funding, LLC

Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2003-C (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CITIGROUP

BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE FIRST BOSTON

RBS GREENWICH CAPITAL

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Final Scheduled Distribution Date	Expected Ratings
								S & P	Moody's	Fitch
AF-1	$113,000,000	I	Fixed	Sen-Seq	0.95/0.95	1-21/1-21	7/25/2018	AAA	Aaa	AAA
AF-2	$27,000,000	I	Fixed	Sen-Seq	2.00/2.00	21-27/21-27	5/25/2021	AAA	Aaa	AAA
AF-3	$59,000,000	I	Fixed	Sen-Seq	3.08/3.08	27-49/27-49	3/27/2028	AAA	Aaa	AAA
AF-4(3)	$76,000,000	I	Fixed	Sen-Seq	4.98/5.58	49-63/49-89	4/26/2032	AAA	Aaa	AAA
AF-5(3)	$10,600,000	I	Fixed	Sen-Seq	5.25/7.68	63-63/89-95	9/26/2033	AAA	Aaa	AAA
AF-6	$31,700,000	I	Fixed	Sen-NAS	5.04/6.01	43-63/43-93	9/26/2033	AAA	Aaa	AAA
AV	$388,200,000	II	Floating	Sen-PT	1.57/1.64	1-63/1-95	9/26/2033	AAA	Aaa	AAA
M-1	$57,375,000	I & II	Floating	Mez	4.43/5.50	40-63/40-104	9/26/2033	AA	Aa2	AA
M-2	$46,750,000	I & II	Floating	Mez	4.38/5.70	38-63/38-114	9/26/2033	A	A2	A+
M-3	$27,625,000	I & II	Floating	Mez	4.35/5.92	37-63/37-121	9/26/2033	BBB+	Baa1	A-
B	$12,750,000	I & II	Floating	Sub	4.34/6.04	37-63/37-125	9/26/2033	BBB	Baa2	BBB

(1)

The Certificates are subject to a 20% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

If the Clean-Up Call Option is not exercised on the first Distribution Date on which it could have been exercised, the coupon on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% PPC

100% PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II Home Equity Loans:	28% CPR

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $850,000,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C.
Issuer:	Centex Home Equity Loan Trust 2003-C (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC. The originator is sometimes referred to in this Term Sheet as "CHEC".
Sellers:	Centex Home Equity Company, LLC. Harwood Street Funding II, LLC.
Servicer:	Centex Home Equity Company, LLC.
Trustee:	JPMorgan Chase Bank.
Custodian:	Bank One Trust Company, N.A.
Underwriters:	Citigroup Global Markets Inc. (Lead Manager). Banc of America Securities LLC (Co-Manager). Credit Suisse First Boston LLC (Co-Manager). Greenwich Capital Markets, Inc. (Co-Manager).
Statistical Calculation Date:	The opening of business on August 1, 2003.
Cut-Off Date:	The opening of business on September 1, 2003.
Expected Pricing Date:	Week of September 1, 2003.
Expected Closing Date:	September 25, 2003.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be October 27, 2003.
Record Dates:

With respect to any Distribution Date and each class of fixed rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of variable rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates.
Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AV Certificates.
Subordinate Certificates:	The Class M-1, Class M-2, Class M-3 and Class B Certificates.
Group I Certificates:	The Group I Certificates will be the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Group II Certificates will be the Class AV Certificates (backed primarily by the Group II Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Variable Rate Certificates:	The Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the October 2006 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Class AF-1 through Class AF-6 Certificates. 0 days on the Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates.
Day Count:	30/360 on the Class AF-1 through Class AF-6 Certificates. Actual/360 on the Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates.
Accrued Interest:

The Class AF-1 through Class AF-6 Certificates will settle with accrued interest from September 1, 2003, on a 30/360 basis.

The Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates will settle flat (no accrued interest), on an actual/360 basis.

Interest Accrual Period:

With respect to the Class AF-1 through Class AF-6 Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream, Luxembourg or the Euroclear System in Europe.
Trust Property:

The property of the Trust  will include:

•

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the Cap Agreement described below.

The Home Equity Loans:

The Home Equity Loans will be divided into two groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin. The initial rate adjustment date for those Home Equity Loans that bear interest at an adjustable rate is either six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

•

7,428 total Home Equity Loans

•

3,530 fixed rate Home Equity Loans

•

3,898 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

•

$279,919,418.78 aggregate outstanding Loan Balance

•

37.34% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

•

$469,805,291.73 aggregate outstanding Loan Balance

•

62.66% of aggregate outstanding Loan Balance of all Home Equity Loans

See "GROUP I HOME EQUITY LOANS" and "GROUP II HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

•

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreement:

The Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates will have the benefit of an interest rate cap agreement (the "Cap Agreement").  Pursuant to the Cap Agreement, [ ] will agree to make a monthly payment to the Trust.  The monthly payment will be made on each Distribution Date after the October 2003 Distribution Date, but not beyond the July 2005 Distribution Date.  The monthly payment will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied, first, towards any unpaid Group II Net WAC Cap Carryover with respect to the Class AV Certificates and then, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order.

The monthly payment for each Distribution Date will be equal to the product of  (i)the excess, if any, of one-month LIBOR (subject to a maximum rate of 7.25%) over the applicable strike rate for such Distribution Date,  t(ii) the lesser of (A) the applicable scheduled notional amount for such Distribution Date and (B) the aggregate certificate principal balance of the Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates immediately prior to such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for each Distribution Date are set forth under the caption "CAP AGREEMENT SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES" below.  The Cap Agreement will terminate after the July 2005 Distribution Date, after which any amounts remaining in the Cap Agreement Reserve Fund will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in both groups is 20% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in both groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Class A-4 and Class A-5 Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date; and

•

on the next Distribution Date after such date, the Trustee will begin an auction process to sell the Home Equity Loans and the other Trust property.

The Trust property cannot be sold pursuant to the auction unless the proceeds of the auction are at least sufficient to pay the termination price described below.  If the first auction of the Trust property is not successful because the highest bid received does not satisfy the minimum purchase price condition, then the Trustee will conduct an auction of the Trust property every third month thereafter, unless and until a bid satisfying the minimum purchase price condition is received for the Trust property.

In addition, if the Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the holders of the Trust's residual certificates will be paid to the Certificates, as an additional principal distribution amount.  The additional principal distribution amount will be applied in the same order of priority as the principal distributions for such Distribution Date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.
Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S & P, Moody's and Fitch.

Class	S & P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV	AAA	Aaa	AAA
M-1	AA	Aa2	AA
M-2	A	A2	A+
M-3	BBB+	Baa1	A-
B	BBB	Baa2	BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by  (1) excess interest,  (2) overcollateralization,  (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  The Certificates will not have the benefit of any overcollateralization on the Closing Date.  Beginning on the fifth Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 3.15% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  During the first four Distribution Dates, excess interest collections, if any, will be applied as accelerated payments of principal to such class or classes of Certificates to offset any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates,  (a) the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3 and Class B Certificates,  (b) the Class M-2 Certificates will have payment priority over the Class M-3 and Class B Certificates and  (c) the Class M-3 Certificates will have payment priority over the Class B Certificates.  If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.

Cross-collateralization will be provided through the application of excess interest from one Home Equity Loan Group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan Group.

Initial Certificate Credit Enhancement

•

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.25% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 4.75% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 1.50% in Subordinate Certificates having a lower payment priority.

•

The Class B Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Senior	20.15%	Senior	40.30%
	Class M-1	13.40%	Class M-1	26.80%
	Class M-2	7.90%	Class M-2	15.80%
	Class M-3	4.65%	Class M-3	9.30%
	Class B	3.15%	Class B	6.30%

Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of  (1) the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Class AF-1 through Class AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of  (i) its applicable fixed rate of interest and  (ii) the Group I Net WAC Cap.  The Class AV Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap.  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and the Class AV Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related interest period and (ii) the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date will be the excess, if any, of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balances of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan or Group II Home Equity Loan will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I or Group II Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV Certificates is based on the Group II Net WAC Cap, the Class AV Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause C. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

To the Group II Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group II Certificates on a pro rata basis based on each Group II Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group II Certificates.

3.

The remaining amount pursuant to clause C. below.

C.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I and Home Equity Loan Group II:

1.

Concurrently, to the Senior Certificates in both Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

•

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

•

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Class AV Certificates, the Group II Principal Distribution Amount until the certificate principal balance of such Certificates has been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class B Certificates, the Class B Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Certificates, the Subordination Increase Amount or OC Holiday Realized Loss Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 3 through 7 of clause C. above.

9.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

10.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

11.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

12.

To the Class B Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

13.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 14 and 15 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

14.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I and (ii) to the Class AV Certificates, the Group II Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, in the case of clause (ii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

15.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

16.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1 and B.1 above.

17.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

18.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:

Distribution Date	Lockout Percentage
1-36	0%
37-60	45%
61-72	80%
73-84	100%
85 and thereafter	300%

Class B Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:   (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, and (E) the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date, over  (2) the lesser of:  (A) 93.70% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2 and Class M-3 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of  (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus  (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 73.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over  (2) the lesser of:  (A) 84.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over  (2) the lesser of:  (A) 90.70% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Class AV Certificates are subject to the Group II Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of  (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of Realized Losses and (y) the amount of any such reductions on prior Distribution Dates over  (2) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
October 2006 to September 2007	3.50% for the first month, plus an additional 1/12th of 2.00% for each month thereafter.
October 2007 to September 2008	5.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
October 2008 to September 2009	7.00% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
October 2009 to September 2010	7.75% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
October 2010 and thereafter	8.00%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 40% of the Senior Enhancement Percentage.
Excess Interest:	Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to clauses 1 through 7 of clause C. under the caption "DISTRIBUTIONS" above.
Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the certificate principal balance of the Class AV Certificates immediately prior to that Distribution Date and (B) the certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the excess of (1) the Senior Principal Distribution Amount for such Distribution Date over (2) the Group I Principal Distribution Amount for such Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
OC Holiday Realized Loss Amount:

Means, with respect to the first four Distribution Dates, to the extent of Excess Interest for that Distribution Date, an amount equal to the amount of any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates on that Distribution Date.

Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of  (1) the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over  (2) the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date, (y) the Subordination Increase Amount, if any, for that Distribution Date and (z) the OC Holiday Realized Loss Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to the first four Distribution Dates, zero, and as to any subsequent Distribution Date  (1) prior to the Stepdown Date, the product of (x) 3.15% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and  (2) on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 3.15% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 6.30% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 59.70% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the October 2006 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 40.30%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of  (1) the Required Overcollateralization Amount for that Distribution Date over  (2) the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to the first four Distribution Dates, zero, and as to any subsequent Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 in any one calendar year (and no more than $100,000 in the aggregate).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

CAP AGREEMENT SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES
	Scheduled
Distribution Date	Notional Amount	Strike Rate
1	N/A	N/A
2	$517,953,257.63	6.40%
3	$503,612,191.81	6.63%
4	$489,665,693.98	6.39%
5	$476,103,440.34	6.38%
6	$462,914,830.20	6.87%
7	$450,089,588.10	6.36%
8	$437,617,366.90	6.58%
9	$425,488,495.85	6.33%
10	$413,693,568.20	6.56%
11	$402,223,785.46	6.31%
12	$391,070,182.60	6.30%
13	$380,224,065.27	6.52%
14	$369,676,718.07	6.27%
15	$359,419,951.88	6.49%
16	$349,445,801.23	6.24%
17	$339,746,775.29	6.22%
18	$330,315,290.92	6.98%
19	$321,143,990.88	6.19%
20	$312,225,528.84	6.44%
21	$303,554,093.95	6.18%
22	$295,121,761.50	6.83%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$79,297.29	$4,979.62 to $748,500.15

Wtd. Avg. Coupon Rate (approximate)	8.283%	5.500% to 14.390%

Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	76.87%	6.32% to 100.00%

Wtd. Avg. Original Term to Maturity (approximate)	314 months	60 to 360 months

Wtd. Avg. Remaining Term to Maturity (approximate)	313 months	57 to 360 months

Wtd. Avg. Original Credit Score (approximate)(1)	606	422 to 815

Maximum Seasoning	21 months

Ratio of First to Second Liens	91.80% / 8.20%

Outstanding Principal Balance of Loans Secured by First Liens

Two- to Four-Family Properties	$1,241,996.16

All Other Properties	$255,734,811.77

Outstanding Principal Balance of Loans Secured by Second Liens

Two- to Four-Family Properties	$99,399.74
All Other Properties	$22,843,211.11

Balloon Loans (as a percent of the aggregate outstanding loan balance)	2.79%

————————— (1) Excludes 13 Home Equity Loans for which a credit score is not available.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS (1)

	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance

State
Arizona	40	$3,173,649.29	1.13%
Arkansas	36	2,348,275.87	0.84
California	249	33,501,526.36	11.97
Colorado	51	6,015,649.42	2.15
Connecticut	47	4,409,934.93	1.58
Delaware	7	558,339.06	0.20
Florida	233	18,677,461.77	6.67
Georgia	98	8,150,452.42	2.91
Idaho	17	1,347,042.60	0.48
Illinois	25	1,658,684.81	0.59
Indiana	68	4,596,299.96	1.64
Iowa	15	916,118.41	0.33
Kansas	31	1,894,401.97	0.68
Kentucky	56	4,527,171.97	1.62
Louisiana	136	9,314,150.74	3.33
Maine	19	1,491,194.40	0.53
Maryland	51	4,140,379.80	1.48
Massachusetts	64	5,942,705.02	2.12
Michigan	66	4,569,310.88	1.63
Minnesota	13	1,247,144.65	0.45
Mississippi	69	4,005,750.79	1.43
Missouri	72	4,731,113.93	1.69
Montana	13	928,837.68	0.33
Nebraska	10	567,978.73	0.20
Nevada	18	1,586,955.61	0.57
New Hampshire	31	3,133,476.84	1.12
New Jersey	82	8,591,756.51	3.07
New Mexico	28	1,994,859.33	0.71
New York	133	10,074,749.78	3.60
North Carolina	101	6,642,064.49	2.37
North Dakota	1	59,283.00	0.02
Ohio	92	7,659,518.49	2.74
Oklahoma	58	3,408,098.82	1.22
Oregon	24	2,317,754.17	0.83
Pennsylvania	157	10,766,724.82	3.85
Rhode Island	10	653,366.25	0.23
South Carolina	32	2,378,367.69	0.85
South Dakota	1	53,890.35	0.02
Tennessee	138	10,890,004.12	3.89
Texas	918	64,890,179.35	23.18
Utah	8	995,271.91	0.36
Vermont	8	677,075.01	0.24
Virginia	93	6,152,249.51	2.20
Washington	50	4,258,030.17	1.52
West Virginia	20	1,115,956.46	0.40
Wisconsin	35	2,451,920.25	0.88
Wyoming	6	454,290.39	0.16
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
Range of Original	Number of	Calculation	Calculation
Combined	Home Equity	Date Loan	Date Loan
Loan-to-Value Ratios (%)	Loans	Balance	Balance
6.32 – 10.00	3	$116,252.09	0.04%
10.01 - 15.00	4	163,336.78	0.06
15.01 - 20.00	11	508,513.06	0.18
20.01 - 25.00	19	802,524.01	0.29
25.01 - 30.00	32	1,683,705.66	0.60
30.01 - 35.00	28	1,884,173.13	0.67
35.01 - 40.00	60	3,200,047.93	1.14
40.01 - 45.00	72	4,019,201.87	1.44
45.01 - 50.00	78	4,358,202.83	1.56
50.01 - 55.00	91	5,874,029.04	2.10
55.01 - 60.00	139	8,657,126.90	3.09
60.01 - 65.00	189	12,848,712.62	4.59
65.01 - 70.00	285	20,785,668.44	7.43
70.01 - 75.00	362	28,253,944.27	10.09
75.01 - 80.00	833	72,380,112.80	25.86
80.01 - 85.00	480	42,340,448.25	15.13
85.01 - 90.00	544	50,714,394.51	18.12
90.01 - 95.00	134	15,648,788.41	5.59
95.01 - 100.00	166	5,680,236.18	2.03
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 76.87%.

COUPON RATES OF GROUP I HOME EQUITY LOANS (1)

			% of
		Statistical	Statistical
Number of		Calculation	Calculation
Range of Coupon Rates	Home Equity	Date Loan	Date Loan
(%)	Loans	Balance	Balance
5.500 - 5.500	1	$143,684.04	0.05%
5.501 - 6.000	83	13,702,216.84	4.90
6.001 - 6.500	218	26,318,553.67	9.40
6.501 - 7.000	376	43,421,670.63	15.51
7.001 - 7.500	322	31,676,211.22	11.32
7.501 - 8.000	443	39,404,486.02	14.08
8.001 - 8.500	297	22,527,183.53	8.05
8.501 - 9.000	340	25,456,955.35	9.09
9.001 - 9.500	240	15,223,862.69	5.44
9.501 - 10.000	318	18,848,369.13	6.73
10.001 - 10.500	177	9,325,091.29	3.33
10.501 - 11.000	232	11,709,437.35	4.18
11.001 - 11.500	117	5,576,198.22	1.99
11.501 - 12.000	212	9,975,718.05	3.56
12.001 - 12.500	88	4,349,809.88	1.55
12.501 - 13.000	42	1,484,444.55	0.53
13.001 - 13.500	13	443,467.23	0.16
13.501 - 14.000	10	304,159.09	0.11
14.001 - 14.390	1	27,900.00	0.01
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 8.283%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4,980 - 5,000	2	$9,979.62	0.00%
5,001 - 10,000	18	124,275.47	0.04
10,001 - 15,000	23	280,275.90	0.10
15,001 - 20,000	31	544,131.49	0.19
20,001 - 25,000	133	3,245,587.32	1.16
25,001 - 30,000	125	3,532,901.15	1.26
30,001 - 35,000	260	8,822,098.53	3.15
35,001 - 40,000	275	10,434,099.82	3.73
40,001 - 45,000	227	9,739,014.07	3.48
45,001 - 50,000	249	11,985,444.08	4.28
50,001 - 55,000	202	10,639,158.69	3.80
55,001 - 60,000	198	11,472,979.15	4.10
60,001 - 65,000	170	10,666,028.44	3.81
65,001 - 70,000	154	10,426,739.69	3.72
70,001 - 75,000	148	10,761,676.28	3.84
75,001 - 80,000	139	10,820,734.66	3.87
80,001 - 85,000	91	7,532,981.16	2.69
85,001 - 90,000	87	7,673,037.95	2.74
90,001 - 95,000	73	6,749,712.39	2.41
95,001 - 100,000	90	8,826,517.08	3.15
100,001 - 105,000	59	6,078,391.68	2.17
105,001 - 110,000	54	5,818,078.34	2.08
110,001 - 115,000	55	6,178,801.81	2.21
115,001 - 120,000	66	7,752,750.85	2.77
120,001 - 125,000	60	7,379,232.22	2.64
125,001 - 130,000	49	6,263,107.35	2.24
130,001 - 135,000	31	4,102,491.71	1.47
135,001 - 140,000	42	5,779,538.86	2.06
140,001 - 145,000	35	5,000,177.93	1.79
145,001 - 150,000	21	3,111,354.07	1.11
150,001 - 200,000	196	33,505,308.42	11.97
200,001 - 250,000	89	19,860,583.33	7.10
250,001 - 300,000	44	12,001,468.42	4.29
300,001 - 350,000	19	6,169,999.39	2.20
350,001 - 400,000	6	2,293,601.22	0.82
400,001 - 450,000	6	2,594,576.00	0.93
450,001 - 500,000	2	994,084.09	0.36
700,001 – 748,500	1	748,500.15	0.27
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $79,297.29.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,137	$245,014,876.70	87.53%
PUD	235	22,421,750.78	8.01
Condominium	76	6,451,227.81	2.30
Townhouse	41	2,981,874.77	1.07
Manufactured Housing	28	1,708,292.82	0.61
Two- to Four-Family	13	1,341,395.90	0.48
Total	3,530	$279,919,418.78	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60	9	$285,460.13	0.10%
61 – 120	136	6,450,203.48	2.30
121 – 180	626	39,651,165.65	14.17
181 – 240	604	32,378,669.64	11.57
241 – 300	33	2,337,536.82	0.84
301 – 360	2,122	198,816,383.06	71.03
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 314 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Remaining Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
57 – 60	9	$285,460.13	0.10%
61 – 120	138	6,547,295.93	2.34
121 – 180	625	39,598,054.23	14.15
181 – 240	603	32,334,688.61	11.55
241 – 300	33	2,337,536.82	0.84
301 – 360	2,122	198,816,383.06	71.03
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 313 months.

SEASONING OF GROUP I HOME EQUITY LOANS (1)

Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,055	$85,480,029.36	30.54%
1 – 12	2,474	194,281,517.83	69.41
13 – 24	1	157,871.59	0.06
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,464	$276,131,423.53	98.65%
Second Home	30	1,937,016.76	0.69
Investment Property	36	1,850,978.49	0.66
Total	3,530	$279,919,418.78	100.00%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	2,904	$256,976,807.93	91.80%
Second Lien	626	22,942,610.85	8.20
Total	3,530	$279,919,418.78	100.00%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,208	$249,023,546.29	88.96%
Stated Income	190	17,396,230.58	6.21
Limited Documentation	132	13,499,641.91	4.82
Total	3,530	$279,919,418.78	100.00%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	412	$41,809,213.27	14.94%
A-1	1,535	132,533,960.07	47.35
A-2	894	63,350,644.82	22.63
B	320	19,915,259.11	7.11
C-1	203	11,027,605.17	3.94
C-2	95	5,596,495.70	2.00
D	71	5,686,240.64	2.03
Total	3,530	$279,919,418.78	100.00%

ORIGINAL CREDIT SCORE DISTRIBUTION OF GROUP I HOME EQUITY LOANS (1)

Original Credit Score Range (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available (3)	13	$581,549.76	0.21%
401 - 425	2	155,223.85	0.06
426 - 450	9	489,745.28	0.17
451 - 475	31	1,941,666.27	0.69
476 - 500	91	5,590,885.54	2.00
501 - 525	213	13,979,104.32	4.99
526 - 550	419	30,366,632.83	10.85
551 - 575	458	33,338,851.74	11.91
576 - 600	519	40,123,937.95	14.33
601 - 625	610	49,353,025.83	17.63
626 - 650	509	44,448,326.07	15.88
651 - 675	334	29,760,719.72	10.63
676 - 700	164	14,577,912.83	5.21
701 - 725	76	6,862,662.08	2.45
726 - 750	40	4,032,631.00	1.44
751 - 775	21	1,960,416.70	0.70
776 - 800	20	2,207,418.79	0.79
801 - 825	1	148,708.22	0.05
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group I Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 606.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS (1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0.00	2,904	$256,976,807.93	91.80%
5.01 - 10.00	66	1,217,743.40	0.44
10.01 - 15.00	93	2,983,070.56	1.07
15.01 - 20.00	205	6,922,299.01	2.47
20.01 - 25.00	103	3,995,750.90	1.43
25.01 - 30.00	49	1,922,889.69	0.69
30.01 - 35.00	38	1,570,439.52	0.56
35.01 - 40.00	27	1,330,116.79	0.48
40.01 - 45.00	15	729,485.62	0.26
45.01 - 50.00	10	414,014.94	0.15
50.01 - 55.00	4	557,516.02	0.20
55.01 - 60.00	3	319,569.21	0.11
60.01 - 65.00	3	186,701.19	0.07
65.01 - 70.00	3	295,994.36	0.11
70.01 - 75.00	1	27,900.00	0.01
80.01 - 85.00	2	98,350.96	0.04
85.01 - 90.00	3	285,343.21	0.10
90.01 - 95.00	1	85,425.47	0.03
Total	3,530	$279,919,418.78	100.00%

—————————

(1)

Applies only to Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgaged property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fixed Rate	3,452	$272,100,344.08	97.21%
Fixed Rate Balloon	78	7,819,074.70	2.79
Total	3,530	$279,919,418.78	100.00%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	1,811	$162,371,138.35	58.01%
No Prepayment Penalty	1,719	117,548,280.43	41.99
Total	3,530	$279,919,418.78	100.00%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,713	$202,920,382.86	72.49%
Rate/Term Refinance	615	61,950,499.00	22.13
Purchase	202	15,048,536.92	5.38
Total	3,530	$279,919,418.78	100.00%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$120,524.70	$24,453.69 to $674,412.75
Wtd. Avg. Coupon Rate (approximate)	7.890%	5.125% to 12.400%
Wtd. Avg. Gross Margin (approximate)	8.120%	2.250% to 12.650%
Wtd. Avg. Maximum Rate (approximate) (1)	14.849%	6.500% to 19.400%
Wtd. Avg. Minimum Rate (approximate) (1)	7.890%	5.125% to 12.400%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.05%	8.89% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	120 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	359 months	118 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	578	426 to 800
Maximum Seasoning	13 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$3,103,523.16
All Other Properties	$466,701,768.57
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Six-Month Adjustable Rate Loans (3)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	2.17%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	5 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
2 / 28 Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	77.58%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	23 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.059%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.010%
3 / 27 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	20.07%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	35 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.859%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.022%
5 / 25 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.18%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	60 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	2.000%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes 13 Home Equity Loans for which a credit score is not available.

(3)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(4)

Above the then current coupon rate.

(5)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

“5/25 Adjustable Rate Loans” have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one-year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	130	$15,221,935.24	3.24%
Arkansas	34	2,649,402.68	0.56
California	403	79,404,456.89	16.90
Colorado	101	15,809,981.02	3.37
Connecticut	46	7,783,431.56	1.66
Delaware	13	1,522,450.09	0.32
Florida	172	19,783,173.75	4.21
Georgia	195	24,067,486.52	5.12
Idaho	25	2,242,600.84	0.48
Illinois	57	4,894,787.79	1.04
Indiana	149	13,327,071.99	2.84
Iowa	60	4,760,081.63	1.01
Kansas	52	4,563,533.62	0.97
Kentucky	56	5,649,840.69	1.20
Louisiana	63	5,902,649.70	1.26
Maine	29	3,147,438.08	0.67
Maryland	51	8,182,794.22	1.74
Massachusetts	76	14,504,268.02	3.09
Michigan	227	23,984,652.25	5.11
Minnesota	46	5,705,522.93	1.21
Mississippi	62	5,222,812.68	1.11
Missouri	159	13,413,366.57	2.86
Montana	10	1,174,307.66	0.25
Nebraska	9	646,074.80	0.14
Nevada	19	2,563,096.26	0.55
New Hampshire	27	3,602,367.05	0.77
New Jersey	85	14,022,077.84	2.98
New Mexico	34	3,384,338.77	0.72
New York	129	18,219,537.76	3.88
North Carolina	152	17,175,383.32	3.66
North Dakota	4	191,691.94	0.04
Ohio	223	22,549,228.46	4.80
Oklahoma	59	4,093,319.00	0.87
Oregon	21	2,344,594.80	0.50
Pennsylvania	179	15,638,494.19	3.33
Rhode Island	10	1,257,355.02	0.27
South Carolina	38	3,373,199.51	0.72
South Dakota	5	305,476.50	0.07
Tennessee	102	10,404,640.79	2.21
Texas	284	27,306,922.80	5.81
Utah	20	3,302,301.69	0.70
Vermont	9	1,068,853.71	0.23
Virginia	97	12,158,108.74	2.59
Washington	86	14,904,043.07	3.17
West Virginia	25	2,129,155.83	0.45
Wisconsin	55	4,978,008.09	1.06
Wyoming	10	1,268,975.37	0.27
Total	3,898	$469,805,291.73	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
8.89 - 10.00	1	$40,000.00	0.01%
10.01 - 15.00	2	231,759.06	0.05
15.01 - 20.00	7	439,539.60	0.09
20.01 - 25.00	9	485,194.27	0.10
25.01 - 30.00	13	816,725.64	0.17
30.01 - 35.00	16	1,047,804.37	0.22
35.01 - 40.00	26	1,669,140.53	0.36
40.01 - 45.00	30	2,112,247.84	0.45
45.01 - 50.00	51	4,686,791.38	1.00
50.01 - 55.00	53	4,805,818.30	1.02
55.01 - 60.00	82	8,355,799.93	1.78
60.01 - 65.00	113	10,836,917.34	2.31
65.01 - 70.00	288	30,006,033.04	6.39
70.01 - 75.00	351	39,756,606.67	8.46
75.01 - 80.00	777	95,842,868.48	20.40
80.01 - 85.00	624	80,633,355.93	17.16
85.01 - 90.00	1,159	148,110,352.20	31.53
90.01 - 95.00	268	36,088,031.97	7.68
95.01 - 100.00	28	3,840,305.18	0.82
Total	3,898	$469,805,291.73	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 81.05%.

CURRENT COUPON RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.125 - 5.500	72	$10,727,398.17	2.28%
5.501 - 6.000	198	31,812,652.46	6.77
6.001 - 6.500	239	37,664,635.46	8.02
6.501 - 7.000	457	67,616,895.74	14.39
7.001 - 7.500	428	57,726,540.93	12.29
7.501 - 8.000	590	73,162,842.34	15.57
8.001 - 8.500	411	46,394,294.97	9.88
8.501 - 9.000	540	58,039,806.72	12.35
9.001 - 9.500	297	28,907,979.57	6.15
9.501 - 10.000	317	30,211,009.69	6.43
10.001 - 10.500	141	11,567,375.32	2.46
10.501 - 11.000	161	12,549,208.76	2.67
11.001 - 11.500	43	3,179,560.32	0.68
11.501 - 12.000	2	157,793.40	0.03
12.001 - 12.400	2	87,297.88	0.02
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 7.890%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2.250 - 2.500	6	$868,310.17	0.18%
5.001 - 5.500	10	1,776,310.34	0.38
5.501 - 6.000	101	15,691,957.17	3.34
6.001 - 6.500	238	37,470,120.60	7.98
6.501 - 7.000	316	48,383,661.15	10.30
7.001 - 7.500	454	64,862,371.73	13.81
7.501 - 8.000	488	62,389,308.43	13.28
8.001 - 8.500	536	66,585,550.00	14.17
8.501 - 9.000	441	48,589,107.61	10.34
9.001 - 9.500	490	50,909,388.39	10.84
9.501 - 10.000	264	24,801,107.40	5.28
10.001 - 10.500	268	24,808,322.23	5.28
10.501 - 11.000	140	11,561,248.38	2.46
11.001 - 11.500	124	9,338,612.58	1.99
11.501 - 12.000	19	1,628,031.89	0.35
12.001 - 12.200	2	90,883.66	0.02
12.501 – 12.650	1	51,000.00	0.01
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 8.120%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
6.500 - 6.500	1	$189,000.00	0.04%
7.001 - 7.500	1	59,654.48	0.01
7.501 - 8.000	1	94,212.03	0.02
11.001 - 11.500	1	216,500.00	0.05
11.501 – 12.000	1	104,000.00	0.02
12.001 - 12.500	74	10,784,434.72	2.30
12.501 - 13.000	205	32,656,136.56	6.95
13.001 - 13.500	259	40,831,467.31	8.69
13.501 - 14.000	485	71,401,648.62	15.20
14.001 - 14.500	424	56,050,797.85	11.93
14.501 - 15.000	573	70,949,941.22	15.10
15.001 - 15.500	401	45,576,438.25	9.70
15.501 - 16.000	522	55,771,290.61	11.87
16.001 - 16.500	289	27,917,598.98	5.94
16.501 - 17.000	317	30,162,986.12	6.42
17.001 - 17.500	139	11,404,432.03	2.43
17.501 - 18.000	158	12,210,101.35	2.60
18.001 - 18.500	43	3,179,560.32	0.68
18.501 - 19.000	2	157,793.40	0.03
19.001 - 19.400	2	87,297.88	0.02
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.849%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
August 2003	2	$94,515.85	0.02%
October 2003	1	83,925.21	0.02
November 2003	33	3,790,215.43	0.81
December 2003	31	3,260,571.03	0.69
January 2004	25	2,978,956.77	0.63
June 2004	1	63,605.31	0.01
July 2004	1	36,297.88	0.01
November 2004	1	27,564.35	0.01
December 2004	2	163,852.36	0.03
January 2005	6	634,175.44	0.13
February 2005	9	1,032,918.02	0.22
March 2005	10	736,194.41	0.16
April 2005	42	4,619,056.26	0.98
May 2005	832	98,431,324.76	20.95
June 2005	1,086	130,895,675.35	27.86
July 2005	1,010	127,088,991.66	27.05
August 2005	8	728,450.00	0.16
October 2005	2	356,803.73	0.08
November 2005	6	760,597.18	0.16
December 2005	6	637,539.62	0.14
January 2006	6	982,118.34	0.21
February 2006	8	812,185.61	0.17
March 2006	10	1,288,544.69	0.27
April 2006	12	1,613,715.69	0.34
May 2006	228	27,744,455.71	5.91
June 2006	281	33,645,788.11	7.16
July 2006	233	26,428,942.79	5.63
June 2008	3	423,810.17	0.09
July 2008	3	444,500.00	0.09
Total	3,898	$469,805,291.73	100.00%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
20,001 - 25,000	6	$149,276.20	0.03%
25,001 - 30,000	7	185,246.20	0.04
30,001 - 35,000	67	2,314,122.81	0.49
35,001 - 40,000	101	3,838,529.62	0.82
40,001 - 45,000	113	4,869,731.55	1.04
45,001 - 50,000	116	5,564,421.16	1.18
50,001 - 55,000	133	7,026,103.25	1.50
55,001 - 60,000	177	10,210,559.63	2.17
60,001 - 65,000	155	9,730,411.57	2.07
65,001 - 70,000	145	9,830,931.61	2.09
70,001 - 75,000	136	9,862,599.55	2.10
75,001 - 80,000	145	11,270,464.43	2.40
80,001 - 85,000	132	10,906,547.42	2.32
85,001 - 90,000	154	13,457,443.46	2.86
90,001 - 95,000	138	12,777,113.54	2.72
95,001 - 100,000	164	16,039,966.11	3.41
100,001 - 105,000	117	12,022,208.08	2.56
105,001 - 110,000	132	14,198,526.55	3.02
110,001 - 115,000	125	14,060,234.04	2.99
115,001 - 120,000	108	12,710,992.89	2.71
120,001 - 125,000	97	11,874,374.65	2.53
125,001 - 130,000	115	14,656,574.59	3.12
130,001 - 135,000	112	14,851,531.32	3.16
135,001 - 140,000	82	11,308,732.13	2.41
140,001 - 145,000	81	11,569,395.19	2.46
145,001 - 150,000	67	9,905,307.52	2.11
150,001 - 200,000	483	83,343,318.03	17.74
200,001 - 250,000	256	56,823,430.08	12.10
250,001 - 300,000	119	32,207,256.07	6.86
300,001 - 350,000	71	22,985,193.88	4.89
350,001 - 400,000	19	7,109,900.69	1.51
400,001 - 450,000	13	5,502,367.88	1.17
450,001 - 500,000	3	1,409,064.23	0.30
500,001 - 550,000	3	1,624,472.28	0.35
550,001 - 600,000	4	2,290,610.77	0.49
600,001 - 650,000	1	643,920.00	0.14
650,001 - 700,000	1	674,412.75	0.14
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $120,524.70.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,464	$409,185,063.04	87.10%
PUD	210	35,040,936.40	7.46
Condominium	125	15,106,067.58	3.22
Townhouse	48	4,962,474.44	1.06
Two- to Four-Family	22	3,103,523.16	0.66
Manufactured Housing	29	2,407,227.11	0.51
Total	3,898	$469,805,291.73	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
120 – 180	1	$35,791.81	0.01%
181 – 240	4	247,359.36	0.05
241 – 300	5	531,188.03	0.11
301 – 360	3,888	468,990,952.53	99.83
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Remaining Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
118 – 120	1	$35,791.81	0.01%
121 – 180	5	332,090.87	0.07
181 – 240	4	446,456.52	0.10
301 – 360	3,888	468,990,952.53	99.83
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 359 months.

SEASONING OF GROUP II HOME EQUITY LOANS (1)

Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,277	$157,459,503.34	33.52%
1 – 12	2,620	312,282,183.08	66.47
13 – 13	1	63,605.31	0.01
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately1 month.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	3,821	$464,395,391.85	98.85%
Investor	50	3,206,355.94	0.68
Second Home	27	2,203,543.94	0.47
Total	3,898	$469,805,291.73	100.00%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,467	$408,456,849.00	86.94%
Stated Documentation	310	41,499,541.78	8.83
Limited Documentation	121	19,848,900.95	4.22
Total	3,898	$469,805,291.73	100.00%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	112	$16,380,661.18	3.49%
A-1	1,177	166,546,125.72	35.45
A-2	1,326	159,312,006.17	33.91
B	605	63,829,061.15	13.59
C-1	453	41,945,832.31	8.93
C-2	224	21,694,958.57	4.62
D	1	96,646.63	0.02
Total	3,898	$469,805,291.73	100.00%

ORIGINAL CREDIT SCORE DISTRIBUTION OF GROUP II HOME EQUITY LOANS (1)

Original Credit Score Range (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available (3)	13	$762,062.74	0.16%
426 – 450	13	1,005,423.15	0.21
451 – 475	65	6,656,807.10	1.42
476 – 500	181	16,801,533.53	3.58
501 – 525	451	48,169,562.58	10.25
526 – 550	797	90,094,377.23	19.18
551 – 575	636	74,076,658.39	15.77
576 – 600	571	77,299,305.42	16.45
601 – 625	509	66,787,824.86	14.22
626 – 650	333	44,451,418.64	9.46
651 – 675	189	25,130,437.13	5.35
676 – 700	69	9,421,106.42	2.01
701 – 725	44	5,921,060.11	1.26
726 – 750	14	1,481,994.37	0.32
751 – 775	9	1,503,200.76	0.32
776 – 800	4	242,519.30	0.05
Total	3,898	$469,805,291.73	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group II Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 578.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	3,008	$364,458,105.80	77.58%
3/27 ARM	792	94,270,691.47	20.07
6 month ARM	92	10,208,184.29	2.17
5/25 ARM	6	868,310.17	0.18
Total	3,898	$469,805,291.73	100.00%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	2,834	$346,200,467.85	73.69%
No Prepayment Penalty	1,064	123,604,823.88	26.31
Total	3,898	$469,805,291.73	100.00%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,502	$285,077,084.87	60.68%
Rate/Term Refinance	1,063	137,295,552.80	29.22
Purchase	333	47,432,654.06	10.10
Total	3,898	$469,805,291.73	100.00%

BOND SUMMARY (to Call / Maturity)
Class AF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.73	1.29	1.05	0.95	0.79	0.66	0.57
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	4/25/2007	3/25/2006	9/25/2005	6/25/2005	2/25/2005	10/25/2004	8/25/2004
Payment Windows (mos.)	43	30	24	21	17	13	11
Class AF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.73	1.29	1.05	0.95	0.79	0.66	0.57
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	4/25/2007	3/25/2006	9/25/2005	6/25/2005	2/25/2005	10/25/2004	8/25/2004
Payment Windows (mos.)	43	30	24	21	17	13	11

Class AF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.17	2.91	2.26	2.00	1.58	1.24	1.03
First Principal Payment Date	4/25/2007	3/25/2006	9/25/2005	6/25/2005	2/25/2005	10/25/2004	8/25/2004
Last Principal Payment Date	6/25/2008	1/25/2007	4/25/2006	12/25/2005	6/25/2005	1/25/2005	11/25/2004
Payment Windows (mos.)	15	11	8	7	5	4	4
Class AF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.17	2.91	2.26	2.00	1.58	1.24	1.03
First Principal Payment Date	4/25/2007	3/25/2006	9/25/2005	6/25/2005	2/25/2005	10/25/2004	8/25/2004
Last Principal Payment Date	6/25/2008	1/25/2007	4/25/2006	12/25/2005	6/25/2005	1/25/2005	11/25/2004
Payment Windows (mos.)	15	11	8	7	5	4	4

Class AF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.96	4.65	3.49	3.08	2.23	1.65	1.33
First Principal Payment Date	6/25/2008	1/25/2007	4/25/2006	12/25/2005	6/25/2005	1/25/2005	11/25/2004
Last Principal Payment Date	5/25/2013	11/25/2009	4/25/2008	10/25/2007	5/25/2006	7/25/2005	3/25/2005
Payment Windows (mos.)	60	35	25	23	12	7	5
Class AF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.96	4.65	3.49	3.08	2.23	1.65	1.33
First Principal Payment Date	6/25/2008	1/25/2007	4/25/2006	12/25/2005	6/25/2005	1/25/2005	11/25/2004
Last Principal Payment Date	5/25/2013	11/25/2009	4/25/2008	10/25/2007	5/25/2006	7/25/2005	3/25/2005
Payment Windows (mos.)	60	35	25	23	12	7	5

BOND SUMMARY (to Call / Maturity)
Class AF-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.60	7.88	5.81	4.98	3.43	2.11	1.64
First Principal Payment Date	5/25/2013	11/25/2009	4/25/2008	10/25/2007	5/25/2006	7/25/2005	3/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	1/25/2006	7/25/2005
Payment Windows (mos.)	28	26	20	15	17	7	5
Class AF-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.79	8.92	6.56	5.58	3.84	2.11	1.64
First Principal Payment Date	5/25/2013	11/25/2009	4/25/2008	10/25/2007	5/25/2006	7/25/2005	3/25/2005
Last Principal Payment Date	10/25/2018	10/25/2014	4/25/2012	2/25/2011	2/25/2009	1/25/2006	7/25/2005
Payment Windows (mos.)	66	60	49	41	34	7	5

Class AF-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.92	8.25	6.17	5.25	4.00	2.41	1.86
First Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	1/25/2006	7/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	2/25/2006	8/25/2005
Payment Windows (mos.)	1	1	1	1	1	2	2
Class AF-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	15.48	11.36	8.82	7.68	5.66	2.41	1.86
First Principal Payment Date	10/25/2018	10/25/2014	4/25/2012	2/25/2011	2/25/2009	1/25/2006	7/25/2005
Last Principal Payment Date	7/25/2019	5/25/2015	10/25/2012	8/25/2011	9/25/2009	2/25/2006	8/25/2005
Payment Windows (mos.)	10	8	7	7	8	2	2

Class AF-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.09	6.92	5.71	5.04	4.00	2.58	2.00
First Principal Payment Date	10/25/2006	10/25/2006	12/25/2006	4/25/2007	9/25/2007	2/25/2006	8/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	6/25/2006	10/25/2005
Payment Windows (mos.)	107	63	36	21	1	5	3
Class AF-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.18	7.17	6.39	6.01	5.39	2.58	2.00
First Principal Payment Date	10/25/2006	10/25/2006	12/25/2006	4/25/2007	12/25/2007	2/25/2006	8/25/2005
Last Principal Payment Date	5/25/2019	3/25/2015	8/25/2012	6/25/2011	10/25/2009	6/25/2006	10/25/2005
Payment Windows (mos.)	152	102	69	51	23	5	3

BOND SUMMARY (to Call / Maturity)
Class AV (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	3.97	2.64	1.94	1.57	1.08	0.73	0.58
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	5/25/2006	6/25/2005	1/25/2005
Payment Windows (mos.)	143	99	74	63	32	21	16
Class AV (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.13	2.76	2.03	1.64	1.08	0.73	0.58
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	7/25/2019	5/25/2015	10/25/2012	8/25/2011	5/25/2006	6/25/2005	1/25/2005
Payment Windows (mos.)	190	140	109	95	32	21	16

Class M-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.68	6.67	5.02	4.43	3.97	2.75	2.08
First Principal Payment Date	2/25/2009	5/25/2007	11/25/2006	1/25/2007	6/25/2007	6/25/2006	10/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	6/25/2006	10/25/2005
Payment Windows (mos.)	79	56	37	24	4	1	1
Class M-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.38	8.09	6.21	5.50	5.06	3.55	2.84
First Principal Payment Date	2/25/2009	5/25/2007	11/25/2006	1/25/2007	6/25/2007	9/25/2006	1/25/2006
Last Principal Payment Date	9/25/2020	5/25/2016	8/25/2013	5/25/2012	8/25/2010	9/25/2007	12/25/2006
Payment Windows (mos.)	140	109	82	65	39	13	12

Class M-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.68	6.67	5.01	4.38	3.75	2.75	2.08
First Principal Payment Date	2/25/2009	5/25/2007	10/25/2006	11/25/2006	1/25/2007	6/25/2006	10/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	6/25/2006	10/25/2005
Payment Windows (mos.)	79	56	38	26	9	1	1
Class M-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.78	8.45	6.49	5.70	4.77	4.60	3.65
First Principal Payment Date	2/25/2009	5/25/2007	10/25/2006	11/25/2006	1/25/2007	9/25/2007	4/25/2006
Last Principal Payment Date	10/25/2021	5/25/2017	7/25/2014	3/25/2013	4/25/2011	1/25/2009	2/25/2008
Payment Windows (mos.)	153	121	94	77	52	17	23

BOND SUMMARY (to Call / Maturity)
Class M-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.68	6.67	5.01	4.35	3.62	2.75	2.08
First Principal Payment Date	2/25/2009	5/25/2007	10/25/2006	10/25/2006	12/25/2006	6/25/2006	10/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	6/25/2006	10/25/2005
Payment Windows (mos.)	79	56	38	27	10	1	1
Class M-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.09	8.75	6.74	5.92	4.82	4.17	2.92
First Principal Payment Date	2/25/2009	5/25/2007	10/25/2006	10/25/2006	12/25/2006	9/25/2006	1/25/2006
Last Principal Payment Date	6/25/2022	1/25/2018	2/25/2015	10/25/2013	10/25/2011	8/25/2009	5/25/2008
Payment Windows (mos.)	161	129	101	85	59	36	29

Class B (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.68	6.67	5.01	4.34	3.57	2.75	2.08
First Principal Payment Date	2/25/2009	5/25/2007	10/25/2006	10/25/2006	11/25/2006	6/25/2006	10/25/2005
Last Principal Payment Date	8/25/2015	12/25/2011	11/25/2009	12/25/2008	9/25/2007	6/25/2006	10/25/2005
Payment Windows (mos.)	79	56	38	27	11	1	1
Class B (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.28	8.92	6.91	6.04	4.89	3.79	2.88
First Principal Payment Date	2/25/2009	5/25/2007	10/25/2006	10/25/2006	11/25/2006	8/25/2006	12/25/2005
Last Principal Payment Date	10/25/2022	4/25/2018	6/25/2015	2/25/2014	2/25/2012	11/25/2009	7/25/2008
Payment Windows (mos.)	165	132	105	89	64	40	32

Net WAC Rate related to the Group II Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	10/25/2003	7.38%	7.38%	33	6/25/2006	9.77%	9.77%
2	11/25/2003	7.15%	8.00%	34	7/25/2006	10.31%	10.31%
3	12/25/2003	7.38%	8.00%	35	8/25/2006	10.46%	10.46%
4	1/25/2004	7.15%	8.01%	36	9/25/2006	10.89%	10.89%
5	2/25/2004	7.16%	8.03%	37	10/25/2006	11.26%	11.26%
6	3/25/2004	7.66%	8.04%	38	11/25/2006	10.91%	10.91%
7	4/25/2004	7.17%	8.05%	39	12/25/2006	11.35%	11.35%
8	5/25/2004	7.41%	8.07%	40	1/25/2007	11.19%	11.19%
9	6/25/2004	7.17%	8.08%	41	2/25/2007	11.54%	11.54%
10	7/25/2004	7.42%	8.10%	42	3/25/2007	13.14%	13.14%
11	8/25/2004	7.18%	8.11%	43	4/25/2007	11.87%	11.87%
12	9/25/2004	7.19%	8.13%	44	5/25/2007	12.28%	12.28%
13	10/25/2004	7.43%	8.15%	45	6/25/2007	11.96%	11.96%
14	11/25/2004	7.19%	8.15%	46	7/25/2007	12.57%	12.57%
15	12/25/2004	7.43%	8.17%	47	8/25/2007	12.51%	12.51%
16	1/25/2005	7.20%	8.19%	48	9/25/2007	12.83%	12.83%
17	2/25/2005	7.20%	8.21%	49	10/25/2007	13.26%	13.26%
18	3/25/2005	7.98%	8.25%	50	11/25/2007	12.84%	12.84%
19	4/25/2005	7.21%	8.24%	51	12/25/2007	13.34%	13.34%
20	5/25/2005	7.48%	8.27%	52	1/25/2008	13.08%	13.08%
21	6/25/2005	7.24%	8.28%	53	2/25/2008	13.39%	13.39%
22	7/25/2005	7.92%	8.33%	54	3/25/2008	14.62%	14.62%
23	8/25/2005	8.23%	8.23%	55	4/25/2008	13.68%	13.68%
24	9/25/2005	8.78%	8.78%	56	5/25/2008	14.13%	14.13%
25	10/25/2005	9.07%	9.07%	57	6/25/2008	13.75%	13.75%
26	11/25/2005	8.79%	8.79%	58	7/25/2008	14.21%	14.21%
27	12/25/2005	9.09%	9.09%	59	8/25/2008	13.82%	13.82%
28	1/25/2006	9.01%	9.01%	60	9/25/2008	13.87%	13.87%
29	2/25/2006	9.29%	9.29%	61	10/25/2008	14.33%	14.33%
30	3/25/2006	10.58%	10.58%	62	11/25/2008	13.87%	13.87%
31	4/25/2006	9.56%	9.56%	63	12/25/2008	14.34%	14.34%
32	5/25/2006	9.89%	9.89%	64	1/25/2009	13.88%	13.88%

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received from the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	10/25/2003	7.38%	7.38%	33	6/25/2006	9.66%	9.66%
2	11/25/2003	7.15%	8.00%	34	7/25/2006	10.19%	10.19%
3	12/25/2003	7.38%	8.00%	35	8/25/2006	10.32%	10.32%
4	1/25/2004	7.15%	8.01%	36	9/25/2006	10.72%	10.72%
5	2/25/2004	7.16%	8.03%	37	10/25/2006	11.07%	11.07%
6	3/25/2004	7.66%	8.04%	38	11/25/2006	10.79%	10.79%
7	4/25/2004	7.17%	8.06%	39	12/25/2006	11.30%	11.30%
8	5/25/2004	7.41%	8.08%	40	1/25/2007	11.19%	11.19%
9	6/25/2004	7.17%	8.08%	41	2/25/2007	11.54%	11.54%
10	7/25/2004	7.42%	8.10%	42	3/25/2007	13.14%	13.14%
11	8/25/2004	7.19%	8.12%	43	4/25/2007	11.87%	11.87%
12	9/25/2004	7.19%	8.13%	44	5/25/2007	12.28%	12.28%
13	10/25/2004	7.43%	8.15%	45	6/25/2007	11.96%	11.96%
14	11/25/2004	7.20%	8.16%	46	7/25/2007	12.57%	12.57%
15	12/25/2004	7.44%	8.18%	47	8/25/2007	12.51%	12.51%
16	1/25/2005	7.20%	8.19%	48	9/25/2007	12.83%	12.83%
17	2/25/2005	7.21%	8.22%	49	10/25/2007	13.26%	13.26%
18	3/25/2005	7.99%	8.25%	50	11/25/2007	12.84%	12.84%
19	4/25/2005	7.22%	8.25%	51	12/25/2007	13.34%	13.34%
20	5/25/2005	7.49%	8.28%	52	1/25/2008	13.08%	13.08%
21	6/25/2005	7.25%	8.29%	53	2/25/2008	13.39%	13.39%
22	7/25/2005	7.92%	8.32%	54	3/25/2008	14.62%	14.62%
23	8/25/2005	8.21%	8.21%	55	4/25/2008	13.68%	13.68%
24	9/25/2005	8.73%	8.73%	56	5/25/2008	14.13%	14.13%
25	10/25/2005	9.02%	9.02%	57	6/25/2008	13.75%	13.75%
26	11/25/2005	8.74%	8.74%	58	7/25/2008	14.21%	14.21%
27	12/25/2005	9.03%	9.03%	59	8/25/2008	13.82%	13.82%
28	1/25/2006	8.95%	8.95%	60	9/25/2008	13.87%	13.87%
29	2/25/2006	9.21%	9.21%	61	10/25/2008	14.33%	14.33%
30	3/25/2006	10.48%	10.48%	62	11/25/2008	13.87%	13.87%
31	4/25/2006	9.47%	9.47%	63	12/25/2008	14.34%	14.34%
32	5/25/2006	9.80%	9.80%	64	1/25/2009	13.88%	13.88%

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received from the Cap Agreement.